ASSET PURCHASE AGREEMENT

BETWEEN

Effective this date: October 30, 2013

EWING OIL COMPANY LLC (EWING)

AND

INNOCENT INC. (INCT)

RECITALS

WHEREAS, Purchaser (INCT) desires to purchase certain assets of Seller (EWING), as further described in Exhibit “A” (the “Assets”);

WHEREAS, Seller desires to sell such Assets to Purchaser for consideration consisting of promissory notes and other good and valuable consideration;

THEREFORE, in consideration of the foregoing and of the mutual covenants contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

NOW, THEREFORE, the parties agree as follows:

Seller EWING OIL COMPANY LLC, a Colorado, Limited Liability Corporation whose principal place of business is located at P.O. Box 431, Burbank, California 91503 shall sell, assign, transfer, convey and deliver to Buyer Innocent Inc. (INCT) a Nevada Corporation whose principal place of business is located at 3280 Suntree Blvd, Suite 150 Melbourne, FL. 32940 and Buyer shall purchase from Seller, free and clear of all liens, encumbrances, claims, clouds, charges, intellectual property, goodwill, materials, supplies, business records, and other proprietary assets in regard to Oil And Gas Leases (the “Leases”) located in Texas and Oklahoma including but not limited the detail in Exhibit A,  hereto attached for the purchase price of two hundred seventy three thousand five hundred dollars ($273,500) payable by the issuance of an note payable with the annual interest rate of ten percent (10%). Innocent Inc. will secure the necessary funds to complete the necessary drilling program and secure the necessary leases. Innocent Inc. agrees to appoint Patrick Johnson to the board of directors of Innocent Inc. as soon as possible.

Purchase Price   Full consideration for the Assets and for the non-competition agreement of Seller set forth in this Agreement (the “Non-competition Agreement”), Purchaser shall, at the Closing, pay Seller the total amount of $273,500 (the “Purchase Price”), payable in the form of a Promissory Note for the amount of $273,500, payable by Purchaser to Seller.

Representations and Warranties of EWING/INCT

Corporate Existence EWING/INCT is a corporation duly organized, validly existing and in      good standing under the laws of the State of Colorado/Nevada. EWING/INCT has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

1.

Effective Agreement. The execution, delivery and performance of this Agreement by EWING/INCT and the consummation by it of the transactions contemplated herein do not require the consent, waiver or approval of any person or public authority; do not violate in any material respect any provision of law applicable to EWING/INCT; do not result in a breach of the Articles of Incorporation or Bylaws of EWING/INCT and do not violate any other restriction of any character which may be imposed upon EWING/INCT.

2.

Corporate Authority The execution, delivery and performance of this Agreement by EWING and the consummation by it of the transactions contemplated hereby have been duly and effectively authorized by all necessary corporate action.  This Agreement, upon its execution by EWING/ INCT, shall constitute a legal, valid and binding obligation of EWING, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditor's rights generally.

3.

Organization and Authority. Seller has all requisite power and authority, governmental permits, consents, authorizations, registrations, licenses and memberships (collectively, “Permits”) necessary to own its property where applicable, including the Assets. Seller is in compliance in all material respects with the terms of any agreements associated with the Assets where applicable. None such agreements have been or, to the knowledge of Seller, are threatened to be revoked, canceled, suspended or modified.

4.

Title to and Transfer of Assets. On the Effective Date, Seller has sole merchantable title where applicable to the Assets and owns the Assets free and clear of any encumbrances.

5.

Approvals and Consents. Seller represents and warrants that all contracts included in the Assets are assignable and will remain in full force and effect after the Closing, that Seller is not in breach of any of such contracts and that the consummation of the transaction contemplated by this Agreement will not constitute a breach or an event of default under any of such contracts. No authorization, consent, permit, license or approval of, or declaration, registration of filing with, any person or entity (including any governmental authority), other than those already obtained in writing, is required as a condition to the execution, delivery or performance by Seller of this Agreement or any other document executed by Seller in connection with this Agreement or the consummation of the transaction contemplated hereby.

6.

No Conflicting Agreements. Neither the execution nor the performance of this Agreement or any other document executed by Seller in connection with the transaction contemplated by this Agreement will result in any breach, violation of, or conflict with, or constitute a default under any contract or agreement to which the Seller is a party, or result in the termination or acceleration or maturity of, or result in the imposition of, any lien, claim, obligation, or encumbrance upon any of the Assets.

7.

No Violation of Any Instrument. Seller is not in violation of or in default under, nor has any event occurred that, with the lapse of time or the giving of notice or both, would constitute a violation of or default under, or permit the termination or the acceleration of maturity of, or result in the imposition of any lien, claim, or encumbrance upon any property or asset of Seller pursuant to, its Articles of Incorporation or Bylaws, or any note, bond indenture, mortgage, deed of trust, evidence of indebtedness, loan or lease agreement, judgment, order, injunction or decree to which it is a party, by which it is bound or to which any of the Assets or the Business are subject.

8.

Intellectual Property. Exhibit “A” attached hereto accurately identifies all of Seller’s processes and technical data (collectively, “Intellectual Property”), if any, currently owned in whole or in part by Seller relating to the Business and all agreements relating to the Intellectual Property that Seller has obtained by other party(s) relating the Assets. Seller owns the Intellectual Property relating to the Assets without infringing on or violating the rights of any other person, and no consent of any other person is required for the ownership or use thereof by Purchaser upon consummation of the transaction contemplated by this Agreement. No claim has been asserted by any person or entity to the ownership or the right to use any of the Intellectual Property or challenging or questioning the validity or effectiveness of any of the Intellectual Property.

9.

Solvency. Seller is not now insolvent, nor will Seller be rendered insolvent by the occurrence of the transaction contemplated by this Agreement. As used in this paragraph, “insolvent” means that the sum of the present fair value of the Seller’s assets does not exceed its debts and other probable liabilities, and “debts” includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent, disputed or undisputed, or secured or unsecured.

10.

Liabilities Not Assumed   Purchaser (INCT) does not assume, and shall not be responsible for, the payment, performance, or discharge of any liabilities or obligations of Seller, whether now existing or hereafter arising. Without limiting the intent and effect of the preceding sentence, Seller, and not Purchaser, shall be responsible for (i) any and all liabilities, responsibilities, expenses and obligations relating to the Business (or any part thereof) incurred, accruing, or arising before the Effective Date, even if not asserted until on or after the Effective Date, and (ii) any and all liabilities, responsibilities and obligations related to the Excluded Assets.

11.

Reliance. Seller acknowledges that Purchaser is entering into this Agreement in reliance upon the representations and warranties made by Seller herein. All representations and warranties made by Seller in this Agreement shall survive the Closing.

12.

Closing. The closing of the transactions provided for in this Agreement (the "Closing") shall be deemed effective at the close of business on the signing of the agreement (the "Closing Date").

13.

Indemnification by EWING. EWING  hereby agrees to indemnify, defend and hold harmless INCT, from, against, and with respect to any claim, liability, obligation, loss, of any kind or character, arising out of or in any manner incident, relating or attributable to this amended agreement as it relates to the Collateral Property.  The obligations contained in this Section shall survive Closing

14.

Notice and Defence. In the case of any action or claim brought by a third party against EWING, or INCT, for an indemnifiable claim as it relates to the Collateral Property, the party against whom the claim is brought must, as a condition to enforceability of the other parties indemnity obligations hereunder, give the party to whom the obligation to indemnify may accrue written notice of the action or claim within five business days of receipt of actual notice and afford such party the opportunity to direct and control the negotiations, defense and settlement of the action or claim. The indemnifying party may elect within twenty (20) days after receipt of such notice to contest the claim in such manner as it deems necessary or advisable. If the indemnifying party elects to contest such claim, the indemnified party shall have the right to appoint associate counsel in such proceedings at its own expense. The indemnifying party shall not have the right to settle an indemnifiable matter except with the consent of the indemnified party. The indemnified party shall permit the indemnifying party reasonable access to the books and records of the indemnified party and its subsidiaries and shall otherwise cooperate with the indemnifying party in connection with any matter or claim for indemnification. If the indemnifying party does not elect to contest such claim, the indemnified party shall have the exclusive right to prosecute, defend, compromise, settle or pay such claim and receive indemnification therefore. If neither the indemnifying party nor the indemnified party elect to contest the claim, then the indemnifying party shall pay the amount of any indemnifiable claim within 30 days after receipt of the notice of claim.

15.

Third-Party Indemnification. Each of INCT and EWING shall make a good faith attempt (which shall not be deemed to include an obligation to commence any litigation) to seek indemnification from any third parties, including insurers, who may be liable upon any claims made against INCT or EWING and for which the other party would be liable under this Section. To the extent either party indemnifies the other party for claims upon which third parties, including insurers, may be liable, the indemnified party shall, to the extent permissible, subrogate to the indemnifying party its rights with respect to such claims

16.

Survival of Representations and Warranties. All representations and warranties made hereunder and in any exhibits delivered pursuant hereto shall be deemed to be material and to have been relied upon by EWING and INCT, notwithstanding any investigation heretofore or hereafter made by or on behalf of EWING or INCT, and shall survive the Closing.

17.

Notices. To be effective, any notice hereunder shall be in writing, delivered in person or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below their signatures hereto, or to such other address as the parties may hereinafter designate.

18.

Amendment and/or Modification. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, amended or modified orally, or in any manner other than by an instrument in writing signed by all of the parties hereto.

19.

Binding Effect. Subject to provisions hereof regarding assignment, if any, this Agreement shall be binding upon and inure to the benefit of the respective parties, and their legal representatives, successors, assigns and heirs.

20.

Interpretation and Fair Construction of Contract. This Agreement has been reviewed and approved by each of the parties. In the event it should be determined that any provision of this Agreement is uncertain or ambiguous, the language in all parts of this Agreement shall be in all cases construed as a whole according to its fair meaning and not strictly construed for nor against either party.

21.

Undertaking and Further Assurances. Each party to this Agreement shall perform any and all acts and execute and deliver any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

22.

Costs and Attorneys' Fees. If any party hereto shall bring any suit, arbitration or other action against another for relief, declaratory or otherwise, arising out of this Agreement, the substantially prevailing party shall have and recover against the other party, in addition to all costs and disbursements, such sum as the Court or arbiter may determine to be a reasonable attorney's fee.

23.

 Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

24.

Entire Agreement. This Agreement (and any attached exhibits) contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understandings relating thereto are merged herein. There is no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referenced herein.

25.

Expenses. Subject to the Indemnification provisions above, all costs and expenses incurred by either party in negotiating this Agreement or in consummating the transactions contemplated hereby, except as provided herein, shall be paid by the party incurring such expenses.

26.

Exhibit “A” attached hereto accurately identifies all of Seller’s processes and technical data (collectively, “Intellectual Property”), if any, currently owned in whole or in part by Seller relating to the Business and all agreements relating to the Intellectual Property that Seller has obtained by other party(s) relating the Assets. Seller owns the Intellectual Property relating to the Assets without infringing on or violating the rights of any other person, and no consent of any other person is required for the ownership or use thereof by Purchaser upon consummation of the transaction contemplated by this Agreement. No claim has been asserted by any person or entity to the ownership or the right to use any of the Intellectual Property or challenging or questioning the validity or effectiveness of any of the Intellectual Property.

27.

Governing Law and Venue. The parties agree that this Agreement and the transactions contemplated hereby shall be construed and enforced in accordance with the laws of the State of Nevada, and that any action or proceeding that may be brought arising out of, in connection with or by reason of this Agreement shall be brought only in a court of competent jurisdiction within the State of Nevada. Each of the parties hereto hereby submits, unconditionally and irrevocably, to the jurisdiction to the aforesaid courts for the purpose of any such lawsuits.

28.

Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

29.

Headings. The section headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

30.

Counterparts and Facsimile Signatures. This Agreement and any exhibits, attachments, or documents ancillary hereto, may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

31.

Further Assurances After the Closing, the Parties shall execute and deliver such additional documents and take such additional actions as may reasonably be deemed necessary or advisable by any Party to consummate the transaction contemplated by this Agreement and to vest more fully in Purchaser the ownership of the Business and Assets transferred and conveyed pursuant to this Agreement, or intended to be so transferred.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement effective on the date first set forth above.

/s/ Wayne A Doss

/s/Patrick Johnson

Wayne A Doss

Patrick Johnson

President and CEO

President and CEO

Innocent Inc.

Ewing Oil Company LLC

DATE: October 30, 2013

DATE: October 30, 2013

EXHIBIT A

Asset List & Costs Explanation(s)

October 6, 2013

Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all liens, encumbrances, claims, clouds, charges, intellectual property, goodwill, materials, supplies, business records, and other proprietary assets in regard to Oil And Gas Leases (the “Leases”) located in Texas and Oklahoma including but not limited to the following: